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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 1, 1997


                           MIDCOM Communications Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                   Washington
                                   ----------
         (State or other jurisdiction of incorporation or organization)


        000-26118                                    91-1438806
        ---------                                    ----------
(Commission File Number)                 (I.R.S Employer Identification No.)


                  1111 Third Avenue Seattle, Washington 98101
                  -------------------------------------------
                    (Address of principal executive offices)


                                 (206) 628-8000
                                 --------------
              (Registrant's telephone number, including area code)


                               Page 1 of 4 pages.
                            Exhibit Index at page 3.
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Item 5.  Other Events

         On May 1, 1997 MIDCOM Communications Inc. (the "Company") issued a press release disclosing an agreement in principal to settle a class action lawsuit and an arbitration decision related to the repurchase of shares of the Company's common stock from the Company's former President. The text of that press release is included with this report as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1    Press release dated May 1, 1997.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDCOM COMMUNICATIONS INC.


         Dated: May 1, 1997            By:/s/ Steven P. Goldman
                                          ---------------------------
                                          Steven P. Goldman
                                          Vice President and General Counsel





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                           MIDCOM COMMUNICATIONS INC.

                                 EXHIBIT INDEX
                         to Interim Report on Form 8-K


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         99.1    Press release dated May 1, 1997.
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